Exhibit 10.4

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM
Revised Buildings to Include Jetty and Geo-Tech Impact to Buildings

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00005 DATE OF CHANGE ORDER: June 4, 2015

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.1.B of the Agreement, Parties agree Bechtel will implement design changes to accommodate additional buildings and parking space at Site to support operation and maintenance of the Facility. Changes include the following which are depicted in Exhibits A and A-1(a-d):

a.	A new auxiliary material storage warehouse for storage of waste oil and miscellaneous chemicals (Exhibit A.1(a));

b.	A new warehouse for GE spare parts (Exhibit A.1(b));

c.	An enlarged maintenance building (Exhibit A.1(c));

d.	A jetty security building (Exhibit A.1(d));

e.	Concrete slabs location shown on (Exhibit A as 1(e));

f.	Updated drawings to reflect the revised location of the fuel station location shown on (Exhibit A as 1(f)).

2.
Per Article 6.1.B of the Agreement, Parties agree, based on Geotechnical data revealing that new building sites indicate a high potential for soil swell, Bechtel remove soil to a depth of 4-4.5 ft. (depending on building) below existing grade and replace it with structural fill. This change is being made to comply with the 100 year FEMA Base Flood Elevation requirement. Buildings affected by this Change are:

a.	Warehouses 1 and 2;

b.	Auxiliary Material Storage Shelter;

c.	Jetty Security Building;

d.	Water Treatment Building.

3.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit B and Milestone adjustments are detailed in Exhibit C.

4.	The adjustments to the Aggregate Equipment Price and Aggregate Labor and Skills Price are as follows:

a.	The previous Aggregate Equipment Price prior to this Change Order was *** U.S. Dollars (U.S. $***). This Change Order will amend that value and the new value shall be *** U.S. Dollars (U.S. $***).

b.
The previous Aggregate Labor and Skills Price prior to this Change Order was *** U.S. Dollars (U.S. $***). This Change Order will amend that value and the new value shall be *** U.S. Dollars (U.S. $***).

Adjustment to Contract Price

The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-0004)		$398,313,655
The Contract Price prior to this Change Order was		$7,479,143,655
The Aggregate Equipment Price will be increased by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$	***
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of		$—
The new Contract Price including this Change Order will be		$7,526,683,383

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: No

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MB Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Maria K. Brady
Owner	Contractor
Ed Lehotsky	Maria K. Brady
Name	Name
VP LNG Projects	Senior Vice President
Title	Title
5 Aug 2015	01-JUN-2015
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM
Marine and Dredging Execution Change

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00006 DATE OF CHANGE ORDER: June 16, 2015

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
The EPC Agreement stated the execution of the Marine and Dredging scopes of work would be completed by Bechtel subcontractors and was provided for in the Agreement as a Provisional Sum. Per Article 6.1.B of the Agreement, Parties agree Contractor will self-perform the engineering, procurement, and construction of the Marine portion of this work scope. Owner will self-perform the dredging, DMPA management of DMPA 2 (as noted in Attachment Y), dredge slope protection, and navigational aids (offshore) and such Work will be removed from Contractor’s scope.

a.	Exhibit A of this Change Order details the Marine drawings used to form the basis of this Change Order.

b.
Exhibit B of this Change Order depicts the 120 ft. wide corridor which Contractor will leave for Owner to install and maintain a dredge pipe. This corridor is shown on Exhibit B as the “Restricted Area for Disposal Pipe.”

c.	Additional engineering is required to change the slope angle.

d.	The cost breakdowns for the scopes of work noted above are detailed in Exhibit C of this Change Order.

e.	Milestone payments are amended as presented in Exhibit D.

2.	Article 1.1 of the Agreement is hereby modified by:

•	Deleting the term and definition of “Marine & Dredging Provisional Sum” from the Definitions section.

3.	Article 1.1 of the Agreement is hereby modified by:

•	Deleting the term “Marine & Dredging Provisional Sum” from the definition of “Provisional Sum”,

4.	Article 6.2.A.12 of the Agreement is hereby deleted.

5.	Article 7.1 of the Agreement is hereby amended by deleting the phrase “Marine and Dredging Provisional Sum.”

6.	“Marine Facilities” will be removed from list of Major Subcontracts Article 1.3 of Attachment G of the Agreement.

7.	The “Marine Facilities” section as well as the listed approved subcontractors will be removed from Article 1.7 of Attachment G of the Agreement.

8.	Article 2 of Schedule EE-2 in Attachment EE of the Agreement hereby modified by:

•	Deleting the term “Marine & Dredging Provisional Sum” from the Introduction paragraph.

9.	Article 2.2 of Schedule EE-2 in Attachment EE of the Agreement will be deleted to remove reference to, and the description of, the “Marine & Dredging Provisional Sum.”

10.	The adjustments to the Aggregate Equipment Price, Aggregate Labor and Skills Price, and Aggregate Provisional Sum are as follows:

a.	The previous Aggregate Equipment Price prior to this Change Order was *** U.S. Dollars (U.S. $***). This Change Order will amend that value and the new value shall be *** U.S. Dollars (U.S. $***).

b.
The previous Aggregate Labor and Skills Price prior to this Change Order was ** U.S. Dollars (U.S. $***). This Change Order will amend that value and the new value shall be *** U.S. Dollars (U.S. $***).

c.
The Aggregate Provisional Sum specified in Article 7.1C of the Agreement prior to this Change Order was Five Hundred Sixty Three Million, Nine Hundred Eighty Three Thousand, Twenty Two U.S. Dollars (U.S. $563,983,022). This Change Order will amend that value and the new value shall be Three Hundred Eighty One Million, Nine Hundred Ninety Two Thousand, Four Hundred Forty Six U.S. Dollars (U.S. $381,992,446).

Adjustment to Contract Price

The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-0005)		$445,853,383
The Contract Price prior to this Change Order was		$7,526,683,383
The Aggregate Equipment Price will be decreased by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be decreased by this Change Order in the amount of	$	***
The Aggregate Provisional Sum will be decreased by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,503,963,846

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: No

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MB Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Maria K. Brady
Owner	Contractor
Ed Lehotsky	Maria K. Brady
Name	Name
VP LNG Projects	Senior Vice President
Title	Title
9/28/2015	16-Jun-2015
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM
Temporary Laydown Areas, AEP Substation Relocation, Power Monitoring System for Substation, Bollards for Power Line Poles, Multiplex Interface for AEP Hecker Station

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00007 DATE OF CHANGE ORDER: June 30, 2015

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.1.B of the Agreement, Parties agree Contractor will design the drainage for the portions of the temporary facilities listed below to meet FEMA-defined 100 year base flood elevation, and this is detailed in Exhibit A:

a.	Berryman section (53.86 acres) will drain into La Quinta ditch and Green’s Bayou through 4 new outfalls;

b.	The Port Laydown (110 acres) will drain into La Quinta ditch and Green’s Bayou through four (4) new outfalls;

c.	The Cotton Warehouse Laydown (25.02 acres) will drain into Green’s Bayou through two (2) new outfalls;

d.	Additionally, Contractor will remove the underground piping, electrical, and communication works for the temporary facilities on the 110 acre Port Laydown.

e.	Contractor will increase the culvert sizes for culverts 100, 101, 102, and 103 to include headwall structures.

2.
Per Article 6.1.B of the Agreement, Parties agree Contractor will extend the overhead transmission line (additional 3,000 LF) to connect the Site to the revised location of the AEP Hecker Station tie-in shown in Exhibit B.

3.	Parties agree Contractor will utilize a stand-alone power monitoring system (including an HMI) that will monitor switchgear relays, breaker status, and running amperes. Specifications include:

a.	Re-programmable Relays from a remote location;

b.	Graphics and power displays available at HMI;

c.	Alarms will signal at the HMI;

d.	The HMI will be capable of archiving events for a minimum of five (5) years.

4.	Parties agree Contractor will install four (4) bollards per pole around the power line poles along La Quinta Rd. Exhibit C of this Change Order depicts the location of this scope.

5.
Parties agree Contractor will add two (2) multiplexer (MUX) interfaces to interconnect the Owner and AEP 138kV switchgear to drive the fiber optic lines. This scope includes the addition of equipment and communication technology to provide a fiber optic path between AEP at the Hecker Station and the CCL Site. Contractor will also add an additional pole top Optical Ground Wire with fiber optic cores and associated underground fiber optic lines.

6.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit D.

7.	Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit E of this Change Order.

Adjustment to Contract Price

The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-0006)		$423,133,846
The Contract Price prior to this Change Order was		$7,503,963,846
The Aggregate Equipment Price will be increased by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,525,376,502

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-0006)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be increased by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-0006)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Attachment E of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MB Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Maria K. Brady
Owner	Contractor
Ed Lehotsky	Maria K. Brady
Name	Name
VP LNG Projects	Senior Project Manager
Title	Title
11 August 2015	30-June-2015
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM
West Jetty Shroud and Fencing, Temporary Strainers on Loading Arms, Breasting and Mooring Analysis, Addition of Crossbar from Platform at Ethylene Bullets to Platform for PSV Deck, Reduction of Vapor Fence at Bed 22, Relocation of Gangway Tower, Changes in Dolphin Size

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00008 DATE OF CHANGE ORDER: July 28, 2015

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.1.B of the Agreement, Parties agree Contractor will add a shroud over the LNG lines in the jetty area and a vapor fence on the trestle over the water line. The scope includes the shroud, catwalks, catwalk crossovers, vapor fence, and fire and gas detection system for the shroud. This change is based on the FERC/DOT requirements to prevent vapor dispersion from reaching the Owner’s property boundary at a flammable level from a hole in the LNG transfer line that is 1/3 the diameter of the transfer line. Specifics of the shroud include:

a.	The shroud will be designed to prevent a jet of LNG from a 10” diameter hole at any angle on the pipe from reaching the waterways;

b.	The shroud will be designed to withstand design wind conditions and shall also be designed to be removed for inspection and maintenance of the LNG lines;

c.	The shroud will be attached to support columns that are spaced along the length of the shroud to allow air circulation;

d.	The jetty vapor fence shall be 12 feet high.

e.	Details of this scope change are shown in Exhibit A of this Change Order.

2.	Per Article 6.1.B of the Agreement, Parties agree Contractor will install temporary strainers for each of the three (3) LNG transfer arms. The strainers will take the following into consideration:

a.	Strainers shall be robust and fit for purpose to avoid damage;

b.	Strainers shall be accessible and able to be removed, cleaned, and reinstalled quickly enough to accommodate scheduled ship loading;

c.	Contractor to ensure there are facilities for draining, purging, and warming of each section of the line;

d.	Suitable pressure gauges shall be installed in appropriate locations to indicate condition of strainers.

e.	Details of this scope change are shown in Exhibit B of this Change Order.

3.
Per Article 6.1.B of the Agreement, Parties agreed Contractor shall complete an updated Breasting/Mooring analysis to validate FEED layout/mooring equipment for an updated range of sizes in LNG vessels. As a result of changes in vessels, changes to fender specifications and panel size are required. In order to meet the Owner’s requested fender contact pressure of 3.48ksf, Contractor will change the fender system to SCN 2000 E1.2.

4.	Per Article 6.1.B of the Agreement, Parties agree Contractor will add a crossover platform from the Ethylene Storage Drum platform to the PSV platform. This change is depicted in Exhibit C of this Change Order.

5.
Per Article 6.1.B of the Agreement, Parties agree Contractor shall remove from its scope of work the requirement for vapor fencing on the Owner’s property line alongside Bed 22. Owner will be responsible for this scope of work. A depiction of this scope change is shown in Exhibit D of this Change Order.

6.
Per Article 6.1.B of the Agreement, Parties agree that to avoid clashing between Loading Arm (A) and the Gangway Tower and Loading Arm (D) and the fire monitor tower, Contractor will relocate the gangway tower. Specifications of this relocation are:

a.	Gangway central column will be offset by 7 feet 10 inches from the centerline of the turntable. The turntable is 26’7” away from the south edge of the platform (ship side);

b.	The turntable will be moved closer to the gangway central column (6’11” instead of 8’9”);

c.	Re-orient the gangway access stairs and landing platform 90 degrees for clear access way and to avoid clashing with the dry chemical skid;

d.	Move the fire monitor tower 6 feet away from Loading Arm (D).

e.	Exhibit E of this Change Order depicts this scope change.

7.	Per Article 6.1.B of the Agreement, Parties agree Contractor will increase the size of the Breasting and Mooring dolphins. The dolphin cap sizes will be designed at the following minimums:

a.	Breasting Dolphin: 25’ x 28’;

b.	Mooring Dolphin: 28’ x 28’;

c.	Contractor will also center the mooring hooks and capstan on the dolphins.

d.	Exhibit F of this Change Order depicts this scope change.

8.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit G.

9.	Schedules C-1 and C-3 (Milestone Payment Schedules) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit H of this Change Order.

Adjustment to Contract Price

The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-0007)		$444,546,502
The Contract Price prior to this Change Order was		$7,525,376,502
The Aggregate Equipment Price will be increased by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$	***
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of		$—
The new Contract Price including this Change Order will be		$7,540,978,278

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-0007)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be increased by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-0007)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibit H of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MB Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Maria K. Brady
Owner	Contractor
Ed Lehotsky	Maria K. Brady
Name	Name
VP LNG Projects	Senior Vice President
Title	Title
11 Aug 2015	28-July-2015
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM
Post FEED Studies

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00009 DATE OF CHANGE ORDER: July 1, 2015

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Contractor will incorporate the following base design changes into its detailed design:

a.
The gas turbines will be supplied with a three (3) stage filter arrangement utilizing Camfil filters and include the inlet housing modifications and structural steel required to accommodate the three stage filters. The Camfil filters are preferred by Owner as stated in Exhibit A.

b.
An additional backup fuel gas line will be installed from the pipeline inlet to all flare pilots to provide protection in the event of an outage. The details of this scope of work are depicted in Exhibit B of this Change Order.

c.	Contractor to install smokeless flares utilizing forced air to comply with TCEQ and EPA requirements as depicted in Exhibit C of this Change Order.

d.	Modify the design of the OSBL and Jetty Impoundment Basins to include storm water pumps which will allow for removal of the following:

i.	Contents of the basin within four (4) hours;

ii.	25% of the rain flow from a ten (10) year storm, one (1) hour storm, in one (1) hour.

iii.	Exhibit D of this Change Order depicts details of this scope of work.

e.	Modify the drawings to show isolation of the loading lines at the LNG Transfer Arms as depicted in Exhibit E of this Change Order.

f.	Contractor to design 366 feet of additional vapor fencing between the demountable flare and the OSBL rack that runs to the Marine facilities as agreed to with Owner and depicted in Exhibit F.

g.
Contractor will space smaller oil-filled transformers (less than 500 gallons of oil) at a minimum distance of 5 feet from each other and from the substation. Larger transformers will be placed at a distance of at least 15 feet from each other and from the substation to facilitate maintenance. The details of this path forward are depicted in Exhibit G.

2.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit H.

3.	Schedules C-1 and C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit I of this Change Order.

4.	The following Exhibits are incorporated into this Change Order:
Exhibit A - Camfil Approval
Exhibit B - Backup Fuel Gas Line Scope

Exhibit C - Smokeless Air Installation Scope
Exhibit D - Implementation of the OSBL and Jetty Impoundment Scope
Exhibit E - Isolation of Loading Line Scope
Exhibit F - Vapor Fence Additions
Exhibit G - Transformer Spacing Scope
Exhibit H - Cost Breakdown of Change Order
Exhibit I - Adjustment to Payment Schedule

Adjustment to Contract Price

The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (00001-00008)		$460,148,278
The Contract Price prior to this Change Order was		$7,540,978,278
The Aggregate Equipment Price will be increased by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$	***
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of		$—
The new Contract Price including this Change Order will be		$7,557,364,259

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-0008)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be increased by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-0008)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibit I of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MB Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Maria K. Brady
Owner	Contractor
Ed Lehotsky	Maria K. Brady
Name	Name
VP LNG Projects	Senior Vice President
Title	Title
11 Aug 2015	01-JUL-2015
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM
Additional Post FEED Studies, Feed Gas ESD Valve Bypass, Flow Meter on Bog Line, Additional Simulations,
FERC #43

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00010 DATE OF CHANGE ORDER: July 1, 2015

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Contractor will incorporate the following base design changes into its detailed design:

a.	Implement design changes to route the primary seal gas on each of the refrigerant compressors to the compressor suction making it the primary destination of the seal gas.

b.
Implement design changes to remove the current nitrogen generation package and the back-up liquid N2 package from the scope of work. Control valve let-down stations will be required to reduce the Air Liquid nitrogen pressure from the pipeline. Contractor will redesign the Site layout to provide space, tie-in to the N2 pipeline, foundation required for the pressure reducing control valve stations, and temporary use of the 13,000 gallon liquid nitrogen dewar with vaporizer.

c.
Implement design changes to provide an on-site aerobic sanitary sewage system. Sludge shall be removed by truck with the layout allowing for a future lift station. The effluent will be routed to the Water Treatment Plant with a backup to the Filtered/RO reject sump.

d.	Exhibit A details these scope changes.

2.
Per Article 6.1.B of the Agreement, Parties agree Contractor will add a 36” XV valve parallel to the Inlet Feed Gas ESD Valve to avoid a potential trip of three LNG trains when performing the DOT required annual stroke test of the Inlet Feed Gas ESD Valve. Exhibit B details this scope change.

3.
Per Article 6.1.B of the Agreement, Parties agree Contractor will add flow and temperature measurement panels for the BOG line from the LNG tanks to comply with FERC requirements. Exhibit C of this Change Order depicts the locations for the measurement panels.

4.
Per Article 6.1.B of the Agreement, Parties agree Contractor conducted additional simulations to determine the LNG production for a DLE recycle case run at 98 degrees Fahrenheit. Based on the results, Contractor will run an additional simulation at an agreed-upon temperature with Owner.

5.
Per Article 6.1.B of the Agreement, Parties agree Contractor will ensure that the design for piping and piping nipples for hazardous fluids 2 inches or less in diameter will be no less than schedule 160 for carbon steel and no less than schedule 80 for stainless steel and will be designed to withstand external loads, including vibrational loads in the vicinity of rotating equipment and operator live loads in areas accessible by operators. This change is to comply with the FERC Final EIS.

6.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit D.

7.	Schedules C-1 and C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit E of this Change Order.

Adjustment to Contract Price

The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-0009)		$476,534,259
The Contract Price prior to this Change Order was		$7,557,364,259
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of		$—
The new Contract Price including this Change Order will be		$7,563,798,282

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-0009)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-0009)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be increased by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. Exhibit E of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MB Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change~~

~~reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Maria K. Brady
Owner	Contractor
Ed Lehotsky	Maria K. Brady
Name	Name
VP LNG Projects	Senior Vice President
Title	Title
11 Aug 2015	01-JULY-2015
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM
Credit to EPC Contract Value for TSA Work

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00011 DATE OF CHANGE ORDER: July 7, 2015

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.2.B of the Agreement, Parties agree Contractor will credit the EPC contract value for home office professional services and third party engineering work completed under the Bechtel and Cheniere Technical Services Agreement, dated December 21, 2011. Exhibit A provides the backup to support this credit.

2.	Schedules C-1 and C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-00010)		$482,968,282
The Contract Price prior to this Change Order was		$7,563,798,282
The Aggregate Equipment Price will be unchanged by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The Aggregate Provisional Sum will be unchanged by this Change Order in the amount of		$—
The new Contract Price including this Change Order will be		$7,499,394,953

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-00010)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-00010)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibit B of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MB Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Maria K. Brady
Owner	Contractor
Ed Lehotsky	Maria K. Brady
Name	Name
VP LNG Projects	Senior Vice President
Title	Title
Aug 14, 2015	07-JULY-2015
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM
Reduction of Provisional Sum for Operating Spares, Liquid Condensate Tie-In, Automatic Shut-Off Valve in Condensate Truck Fill Line, Firewater Monitor and Hydrant Coverage Test.

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00012 DATE OF CHANGE ORDER: August 11, 2015

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Owner, not Contractor, will procure operating spare parts. Accordingly, the Provisional Sum for Spare Parts will be reduced from $12,272,221 to $0.

2.
Per Article 6.1.B of the Agreement, Parties agree Contractor will increase the condensate pump head and motor size for the condensate transport line tie-in to the east of the Site. The location of tie-in is depicted in Exhibit A of this Change Order.

3.
Per Article 6.1.B of the Agreement, Parties agree Contractor will install an automatic shut-off valve in the condensate truck fill line. The valve will be fire safe with a fail closed position. This change is in response to FERC direction and depicted in Exhibit B of this Change Order.

4.
Per Article 6.1.B of the Agreement, Parties agree Contractor will conduct tests for fire water hydrant monitors and fire monitors, including elevated oscillating monitors. The test will verify the coverage of the firewater monitors and the hydrant monitors by testing the elevation and the distance of the water arc in a single, predetermined direction as indicated in Exhibit C of this Change Order.

5.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit D.

6.	Schedules C-1 and C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit E of this Change Order.

Adjustment to Contract Price

The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-00011)		$418,564,953
The Contract Price prior to this Change Order was		$7,499,394,953
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,487,110,941

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-00011)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-00011)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was	$950,561,351
Net change by previously authorized Change Orders (0001-00011)	$(568,568,905)
The Aggregate Provisional Sum prior to this Change Order was	$381,992,446
The Aggregate Provisional Sum will be changed by this Change Order in the amount of	$(12,272,221)
The new Aggregate Provisional Sum including this Change Order will be	$369,720,225

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibit E of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ MV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Michael VanderMate
Owner	Contractor
Ed Lehotsky	Michael VanderMate
Name	Name
VP LNG Projects	Project Manager
Title	Title
9/22/2015	11 AUG 2015
Date of Signing	Date of Signing